UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
__________________

July 7, 2005

BSI2000, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-28287	88-0418749
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12600 West Colfax Avenue, Suite B-410 Lakewood, Colorado	80215
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(303) 231-9095

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 5, 2005, BSI2000, Inc. (the “Company”) entered into a Securities Purchase Agreement, dated as of June 17, 2005 (the “SPA”), pursuant to which the Company shall issue and sell to Cornell Capital Partners, LP (“Cornell”), and Cornell shall purchase, up to $1.25 million of secured convertible debentures, of which $125,000 shall be funded on or before July 5, 2005 and $125,000 shall be funded on or before July 17, 2005.

Accordingly, pursuant to the terms of the SPA, on July 5, 2005, the Company issued to Cornell a secured convertible debenture in the principal amount of $125,000, dated as of June 17, 2005 (the “Debenture”). Any part of the principal amount of the Debenture, plus accrued interest thereon, is convertible at any time up to maturity, at Cornell’s option, into shares of the Company’s common stock, par value $0.001 (the “Common Stock”), at a price per share equal to the lesser of (a) 120% of the closing bid price of the Common Stock as listed on the Over-the-Counter Bulletin Board, as quoted by Bloomberg L.P., as of the effective date of the Debenture, or (b) 80% of the lowest closing bid price of the Common Stock, as quoted by Bloomberg, LP, for the five trading days immediately preceding the conversion date. The Debenture is secured by substantially all of the Company’s assets, has a two-year term and accrues interest at 5% per annum.

Also on July 5, 2005, pursuant to the terms of the SPA, the Company issued to Cornell a warrant to purchase 20 million shares of Common Stock for $0.05 per share as adjusted for splits and subsequent issuances of securities by the Company.

Item 3.02. Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit	Description	Location
Exhibit 99.1	Securities Purchase Agreement dated as of June 17, 2005 by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 99.2	Investor Registration Rights Agreement dated as of June 17, 2005 by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 99.3	Escrow Agreement dated June 17, 2005 by and among the Company, Cornell Capital Partners, LP, and David Gonzalez, Esq.	Provided herewith
Exhibit 99.4	Amended and Restated Security Agreement dated as of June 17, 2005 by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 99.5	Secured Debenture dated June 17, 2005 by and among the Company, Cornell Capital Partners, LP, and David Gonzalez, Esq.	Provided herewith
Exhibit 99.6	Warrant dated as of June 17, 2005 by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 99.7	Form of Redemption Warrant by and between the Company and Cornell Capital Partners, LP	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2005	BSI2000, INC.

By: /s/ JackHarper
Name: Jack Harper
Title: President